UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013 (May 22, 2013)

The NASDAQ OMX Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York		10006
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of The NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Company”) held on May 22, 2013, the stockholders elected each of NASDAQ OMX’s nominees for director to serve for terms of one year and until their successors are duly elected and qualified. The stockholders also ratified the appointment of Ernst & Young LLP as NASDAQ OMX’s independent registered public accounting firm for the fiscal year ending December 31, 2013 and approved the Company’s executive compensation on an advisory basis. Finally, the stockholders approved an amendment of NASDAQ OMX’s restated certificate of incorporation (the “Charter”) to remove and replace the supermajority voting requirements and an amendment and restatement of the Charter to make other non-substantive changes. The proposed changes to the Charter will not become effective until they are filed and effective with the U.S. Securities and Exchange Commission and the state of Delaware.

The table below shows the voting results, which exclude excess shares that were ineligible to vote as a result of the 5% voting limitation in the Charter.

		For	Against	Abstain	Broker Non-Votes
Proposal I:	Election of Directors
	Steven D. Black	99,914,788	2,593,922	423,318	7,589,035
	Börje E. Ekholm	98,941,659	3,567,062	423,307	7,589,035
	Robert Greifeld	99,904,137	2,606,638	421,253	7,589,035
	Glenn H. Hutchins	100,607,536	1,901,401	423,091	7,589,035
	Essa Kazim	99,973,502	2,535,217	423,309	7,589,035
	John D. Markese	99,890,461	2,231,549	810,018	7,589,035
	Ellyn A. McColgan	100,022,811	2,486,225	422,992	7,589,035
	Thomas F. O’Neill	99,814,394	2,693,595	424,039	7,589,035
	James S. Riepe	100,610,715	1,898,375	422,938	7,589,035
	Michael R. Splinter	100,678,051	1,830,638	423,339	7,589,035
	Lars R. Wedenborn	100,673,395	1,834,392	424,241	7,589,035

Proposal II:	Ratify the Appointment of Ernst & Young LLP as NASDAQ OMX’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2013	109,667,045	438,666	415,352	N/A

Proposal III:	Approve the Company’s Executive Compensation on an Advisory Basis	98,745,224	3,138,198	1,048,606	7,589,035

Proposal IV:	Approve an Amendment of the Charter to Remove and Replace the Supermajority Voting Requirements	102,135,554	373,911	422,563	7,589,035

Proposal V:	Approve an Amendment and Restatement of the Charter to Make Other Non-Substantive Changes	102,366,176	142,357	423,495	7,589,035

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2013	The NASDAQ OMX Group, Inc.

	By:	/s/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and General Counsel